Exhibit 10.1
EXTENSION AGREEMENT
FOR LOCKHEED MARTIN CORPORATION
REVOLVING CREDIT AGREEMENT

August 24, 2023
Bank of America, N.A.,
as Administrative Agent
under the Revolving Credit Agreement
referred to below

Ladies and Gentlemen:
Reference is made to the Revolving Credit Agreement dated as of August 24, 2022 (as amended from time to time, the “Revolving Credit Agreement”) among Lockheed Martin Corporation (the “Company”), the lenders party thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as Syndication Agent, Citibank, N.A., Credit Agricole Corporate and Investment Bank, Mizuho Bank, Ltd. and Wells Fargo Bank, National Association, as Documentation Agents, and Bank of America, N.A., as Administrative Agent. Terms defined in the Revolving Credit Agreement and not otherwise defined herein are used herein with the same meaning.
Each of the undersigned Lenders (each, an “Extending Lender”) hereby agrees to extend, effective as of August 24, 2023 (the “Extension Agreement Effective Date”), the Commitment Termination Date under the Revolving Credit Agreement from August 24, 2027 to August 24, 2028.
This Extension Agreement shall become effective on the Extension Agreement Effective Date upon receipt by the Syndication Agent of counterparts hereof signed by the Company, the Administrative Agent and Lenders comprising the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, facsimile transmission, electronic communication, pursuant to procedures acceptable to the Syndication Agent, or other written confirmation from such party of execution of a counterpart hereof by such party).
This Extension Agreement shall be construed in accordance with and governed by the laws of the State of New York.
[Remainder of Page Intentionally Left Blank]

JPMORGAN CHASE BANK, N.A.
By:	/s/ Marlon Mathews
Name: Marlon Mathews
Title: Executive Director

BANK OF AMERICA, N.A.
By:	/s/ Prathamesh Kshirsagar
Name: Prathamesh Kshirsagar
Title: Director

CITIBANK, N.A.
By:	/s/ Susan Olsen
Name: Susan Olsen
Title: Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK
By:	/s/ Paul Arens
Name: Paul Arens
Title: Director

By:	/s/ Jill Wong
Name: Jill Wong
Title: Director

MIZUHO BANK, LTD.
By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:	/s/ Adam Spreyer
Name: Adam Spreyer
Title: Director

BARCLAYS BANK PLC
By:	/s/ Charlene Saldanha
Name: Charlene Saldanha
Title: Vice President

GOLDMAN SACHS BANK USA
By:	/s/ Jonathan Dworkin
Name: Jonathan Dworkin
Title: Authorized Signatory

ROYAL BANK OF CANADA
By:	/s/ Nikhil Madhok
Name: Nikhil Madhok
Title: Authorized Signatory

SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ Minxiao Tian
Name: Minxiao Tian
Title: Director

THE TORONTO-DOMINION BANK, NEW YORK BRANCH
By:	/s/ David Perlman
Name: David Perlman
Title: Authorized Signatory

THE BANK OF NEW YORK MELLON
By:	/s/ Thomas J. Tarasovich, Jr.
Name: Thomas J. Tarasovich, Jr.
Title: Senior Vice President

UNICREDIT BANK AG, NEW YORK BRANCH
By:	/s/ Douglas V. Riahi
Name: Douglas Riahi
Title: Managing Director

By:	/s/ Peter Daugavietis
Name: Peter Daugavietis
Title: Director

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Ken Gorski
Name: Ken Gorski
Title: Vice President

LLOYDS BANK PLC
By:	/s/ Joseph Jeffers
Name: Joseph Jeffers
Title: Relationship Director

MORGAN STANLEY BANK, N.A.
By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

MUFG BANK, LTD.
By:	/s/ Victor Pierzchalski
Name: Victor Pierzchalski
Title: Authorized Signatory

PNC BANK NATIONAL ASSOCIATION
By:	/s/ Eric H. Williams
Name: Eric H. Williams
Title: Senior Vice President

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED
By:	/s/ Wendy Tso
Name: Wendy Tso
Title: Director

FIFTH THIRD BANK, NATIONAL ASSOCIATION
By:	/s/ Lindsay Bossong
Name: Lindsey Bossong
Title: Director

RIYAD BANK, HOUSTON AGENCY
By:	/s/ Chris Chambers
Name: Chris Chambers
Title: General Manager
By:	/s/ Roxanne Crawford
Name: Roxanne Crawford
Title: Vice President, Administrative Officer

Agreed and accepted:

LOCKHEED MARTIN CORPORATION
By:	/s/ Evan T. Scott
Name: Evan T. Scott
Title: Vice President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Kyle D Harding
Name: Kyle D Harding
Title: Vice President